UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 27, 2006


                             Pacific Capital Bancorp
             (Exact name of registrant as specified in its charter)

         California                     0-11113                  95-3673456
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)


     1021 Anacapa Street, Santa Barbara, CA                    93101
    (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (805) 564-6405

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities
     Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01  Other Events.

On April 27, 2006, Pacific Capital Bancorp (the "Company") issued a press release announcing its financial results for the quarter and ended March 31, 2006. A copy of the press release, including unaudited financial information released as a part thereof, is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Company will include detailed financial statements and additional analyses for the quarter ended March 31, 2006, as part of its Quarterly Report on Form 10-Q.

     The press release contains financial information determined by methods other than in accordance with Generally Accepted Accounting Principles ("GAAP") for the United States. Management uses these non-GAAP measures in their analysis of the business and its performance. In particular, net interest income, net interest margin and operating efficiency are calculated on a fully tax-equivalent basis ("FTE") and the Company has amounts and ratios computed by excluding the assets, liabilities, and results of operation for the Company refund loan and transfer programs.

     Management believes that the measures calculated on a FTE basis provide a useful picture of net interest income, net interest margin and operating efficiency for comparative purposes. Net interest income and net interest margin on a FTE basis is determined by adjusting net interest income to reflect tax-exempt interest income on an equivalent before-tax basis. The efficiency ratio also uses net interest income on a FTE basis.

     The assets, liabilities, and results of operations of the Company's refund programs are reported in its periodic filings with the SEC as a segment of its business. Because these are activities conducted by very few other financial institutions, users of the financial statements have indicated that they are interested in information for the Company exclusive of these programs so that they may compare the results of operations with financial institutions that have no comparable programs. The amounts and ratios may generally be computed from the information provided in the note to its financial statements that discloses segment information, but are computed and included in the press release for the convenience of those users.

     Non-GAAP information presented by other companies may not be comparable to that presented herein, since each company may define non-GAAP measures differently.


Item 9.01  Financial Statements and Exhibits

   (c) Exhibits:

       Exhibit No.         Description
       ----------------------------------------------------
          99.1          Press release dated April 27, 2006.


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                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                    PACIFIC CAPITAL BANCORP

Date:  April 27, 2006                               /s/ Joyce M. Clinton
                                                    --------------------
                                                    Joyce M. Clinton
                                                    Executive Vice President and
                                                    Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit Number         Description of Exhibits
--------------         -----------------------

     99.1 Pacific Capital Bancorp press release dated April 27, 2006, with respect to financial results for the quarter ended March 31, 2006.